                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       April 19, 2000
                                                   -----------------------------

                            Kana Communications, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                                                  77-0435679
----------------------------- --------------------------- ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

    740 Bay Road, Redwood City, California                   94063
------------------------------------------------- ------------------------------
   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code        (650) 298-9282
                                                      --------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The Registrant engaged PricewaterhouseCoopers LLP. as its new independent accountants as of April 19, 2000. During the two most recent fiscal years and through March 22, 2000, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KANA COMMUNICATIONS, INC.


Dated:   April 20, 2000                     By:    /S/ MICHAEL J. MCCLOSKEY
                                                   -----------------------------
                                                   Michael J. McCloskey
                                                   Chief Executive Officer